Putnam Equity Spectrum Fund
The fund's portfolio
7/31/19 (Unaudited)

COMMON STOCKS (73.5%)(a)
	Shares	Value
Aerospace and defense (3.0%)
Airbus SE (France)	3,442	$486,614
General Dynamics Corp.	19,700	3,663,018
Northrop Grumman Corp.	16,700	5,771,019
United Technologies Corp.	15,900	2,124,240

		12,044,891
Airlines (0.5%)
American Airlines Group, Inc.	64,200	1,958,742

		1,958,742
Banks (1.8%)
Bank of America Corp.	80,300	2,463,604
JPMorgan Chase & Co.	21,300	2,470,800
SunTrust Banks, Inc.	30,100	2,004,660

		6,939,064
Beverages (1.0%)
Coca-Cola Co. (The)	77,600	4,084,088

		4,084,088
Biotechnology (1.9%)
Medicines Co. (The)(NON)(S)	209,000	7,490,560

		7,490,560
Chemicals (4.7%)
Dow, Inc.	12,400	600,656
LyondellBasell Industries NV Class A	20,400	1,707,276
W.R. Grace & Co.	212,376	14,401,217
Westlake Chemical Corp.	25,900	1,750,063

		18,459,212
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private) (Germany)(NON)(F)(RES)	114	95
New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private) (Germany)(NON)(F)(RES)	47	39

		134
Communications equipment (11.2%)
EchoStar Corp. Class A(NON)	976,046	44,429,614

		44,429,614
Construction materials (0.3%)
Summit Materials, Inc. Class A(NON)	58,100	1,071,364

		1,071,364
Consumer finance (0.7%)
Capital One Financial Corp.	28,600	2,643,212

		2,643,212
Diversified telecommunication services (0.7%)
Intelsat SA (Luxembourg)(NON)(S)	130,300	2,949,992

		2,949,992
Energy equipment and services (0.4%)
Schlumberger, Ltd.	42,600	1,702,722

		1,702,722
Entertainment (1.1%)
Activision Blizzard, Inc.	53,800	2,622,212
Electronic Arts, Inc.(NON)	17,600	1,628,000

		4,250,212
Food and staples retail (0.9%)
Walmart, Inc.	31,700	3,499,046

		3,499,046
Health-care equipment and supplies (1.1%)
STAAR Surgical Co.(NON)(S)	148,200	4,343,742

		4,343,742
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $151) (Private) (Germany)(NON)(F)(RES)	228	189

		189
Independent power and renewable electricity producers (0.5%)
NRG Energy, Inc.	58,900	2,010,846

		2,010,846
Industrial conglomerates (0.8%)
Honeywell International, Inc.	7,700	1,327,942
Roper Technologies, Inc.	5,500	2,000,075

		3,328,017
Interactive media and services (2.5%)
Alphabet, Inc. Class C(NON)	8,031	9,771,157

		9,771,157
Internet and direct marketing retail (1.2%)
Amazon.com, Inc.(NON)	2,421	4,519,474
Global Fashion Group SA (acquired 8/2/13, cost $7,569,814) (Private) (Luxembourg)(NON)(F)(RES)	33,502	135,515

		4,654,989
IT Services (0.3%)
DXC Technology Co.	19,100	1,065,207

		1,065,207
Media (13.7%)
Altice USA, Inc. Class A(NON)	81,100	2,093,191
DISH Network Corp. Class A(NON)(S)	1,546,689	52,370,889

		54,464,080
Metals and mining (1.0%)
Freeport-McMoRan, Inc. (Indonesia)	194,500	2,151,170
Glencore PLC (United Kingdom)	592,752	1,908,540

		4,059,710
Oil, gas, and consumable fuels (4.1%)
Brigham Minerals, Inc. Class A(NON)(S)	42,254	906,348
Cenovus Energy, Inc. (Canada)	287,000	2,668,200
Kinder Morgan, Inc.	31,900	657,778
Kosmos energy, Ltd.	91,404	549,338
Pioneer Natural Resources Co.	83,016	11,459,529

		16,241,193
Pharmaceuticals (14.8%)
Correvio Pharma Corp. (Canada)(NON)	1,321,106	2,417,624
Jazz Pharmaceuticals PLC(NON)	372,269	51,886,853
Merck & Co., Inc.	50,100	4,157,799
Mylan NV(NON)	9,100	190,190

		58,652,466
Real estate management and development (1.2%)
Altisource Asset Management Corp. (Virgin Islands)(NON)(AFF)	116,050	1,097,833
Altisource Portfolio Solutions SA(NON)	180,478	3,790,038

		4,887,871
Semiconductors and semiconductor equipment (1.4%)
Applied Materials, Inc.	66,900	3,302,853
Micron Technology, Inc.(NON)	47,700	2,141,253

		5,444,106
Software (1.2%)
Microsoft Corp.	34,200	4,660,434

		4,660,434
Specialty retail (0.2%)
Gap, Inc. (The)(S)	46,200	900,900

		900,900
Technology hardware, storage, and peripherals (1.1%)
Apple, Inc.	19,600	4,175,584

		4,175,584
Textiles, apparel, and luxury goods (0.2%)
Levi Strauss & Co. Class A(NON)(S)	44,300	844,358

		844,358

Total common stocks (cost $209,955,660)		$291,027,702

CONVERTIBLE PREFERRED STOCKS (7.4%)(a)
	Shares	Value
Real estate management and development (2.3%)
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $50,000,000) (Virgin Islands) (Private)(NON)(F)(RES)(AFF)	50,000	$9,000,000

		9,000,000
Road and rail (5.1%)
Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/28/15, cost $18,090,010) (Private)(NON)(F)(RES)	534,933	20,287,869

		20,287,869

Total convertible preferred stocks (cost $68,090,010)		$29,287,869

INVESTMENT COMPANIES (6.3%)(a)
	Shares	Value
Energy Select Sector SPDR Fund(S)	53,800	$3,373,260
iShares MSCI Emerging Markets ETF	49,600	2,071,792
VanEck Vectors Gold Miners ETF(S)	719,500	19,066,750
VanEck Vectors Oil Services ETF(S)	27,700	399,434

Total investment companies (cost $22,560,553)		$24,911,236

SHORT-TERM INVESTMENTS (25.7%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.49%(AFF)	Shares	46,479,055	$46,479,055
Putnam Short Term Investment Fund 2.48%(AFF)	Shares	45,436,703	45,436,703
U.S. Treasury Bills 2.428%, 8/22/19(SEGSH)		$10,000,000	9,988,264

Total short-term investments (cost $101,901,889)			$101,904,022
TOTAL INVESTMENTS

Total investments (cost $402,508,112)			$447,130,829

SECURITIES SOLD SHORT at 7/31/19 (Unaudited)
	Shares	Value
COMMON STOCKS (0.9%)(a)
Commercial services and supplies (0.3%)
Rollins, Inc.	27,400	$918,722

		918,722
Hotels, restaurants, and leisure (0.3%)
Planet Fitness, Inc. Class A(NON)	16,200	1,274,292

		1,274,292
Industrial conglomerates (0.3%)
General Electric Co.	128,300	1,340,735

		1,340,735

Total securities sold short (proceeds receivable $3,229,710)		$3,533,749

	Key to holding's abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2019 through July 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $396,224,641.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $29,423,707, or 7.4% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 4/30/19	Purchase cost	Sale proceeds	Investment income	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 7/31/19
	Short-term investments
	Putnam Cash Collateral Pool, LLC‡#	$39,174,270	$76,190,889	$68,886,104	$171,340	$—	$—	46,479,055	$46,479,055
	Putnam Short Term Investment Fund**	73,978,422	32,380,409	60,922,128	350,158	—	—	45,436,703	45,436,703

	Total Short-term investments	113,152,692	108,571,298	129,808,232	521,498	—	—		91,915,758
	Common stocks*
	Real Estate
	Altisource Asset Management Corp.	4,488,750	—	645,443	—	(7,482,213)	4,736,739	116,050	1,097,833

	Total Common stocks	4,488,750	—	645,443	—	(7,482,213)	4,736,739		1,097,833
	Convertible preferred stocks
	Altisource Asset Management Corp. cv. pfd.	9,000,000	—	—	—	—	—	50,000	9,000,000

	Total Convertible preferred stocks	9,000,000	—	—	—	—	—		9,000,000

	Totals	$126,641,442	$108,571,298	$130,453,675	$521,498	$(7,482,213)	$4,736,739		$102,013,591
	‡ No management fees are charged to Putnam Cash Collateral Pool, LLC.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $46,479,055, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $44,045,119.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,533,749 to cover securities sold short.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral may be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
	At the close of the reporting period, the value of the securities sold short amounted to $3,533,749 and the fund posted collateral of $3,560,939. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$71,435,441	$—	$—
Consumer discretionary	6,264,732	—	135,704
Consumer staples	7,583,134	—	—
Energy	17,943,915	—	—
Financials	9,582,276	—	—
Health care	70,486,768	—	—
Industrials	16,845,036	486,614	134
Information technology	59,774,945	—	—
Materials	21,681,746	1,908,540	—
Real estate	4,887,871	—	—
Utilities	2,010,846	—	—

Total common stocks	288,496,710	2,395,154	135,838
Convertible preferred stocks	—	—	29,287,869
Investment companies	24,911,236	—	—
Short-term investments	45,436,703	56,467,319	—

Totals by level	$358,844,649	$58,862,473	$29,423,707
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Securities sold short	$(3,533,749)	$—	$—

Totals by level	$(3,533,749)	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 4/30/19	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of 7/31/19
Common stocks*:
Consumer discretionary	$1,611,675	$—	$—	$(1,475,971)	$—	$—	$—	$—	$135,704
Industrials	136	—	—	(2)	—	—	—	—	134

Total common stocks	1,611,811	—	—	(1,475,973)	—	—	—	—	135,838
Convertible preferred stocks	35,088,682	—	—	(5,800,813)	—	—	—	—	$29,287,869

Totals	$36,700,493	$—	$—	$(7,276,786)	$—	$—	$—	$—	$29,423,707
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(7,276,786) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Private equity	$20,287,869	Market price	Liquidity discount	10%	Decrease
Private equity	$323	Market transaction price	Liquidity discount	25%	Decrease
Private equity	$135,515	Market transaction price	Liquidity discount	10%	Decrease
Private equity	$9,000,000	Redemption value	Redemption value	$200/Share	Increase
			Uncertainty discount	10%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com